This Form of Election and Letter of Transmittal is to be used by NYSE members as a letter of transmittal to surrender NYSE memberships to be exchanged for the Merger Consideration that will be issued in the mergers described in the Merger Agreement (as defined herein). It is also to be used by NYSE members if they wish to make either the Cash Election (as defined herein) or the Stock Election (as defined herein) with respect to their NYSE membership. In order for the Cash Election or Stock Election to be effective, this Form of Election and Letter of Transmittal must be properly completed and sent to the Exchange Agent (identified below) so that the Exchange Agent receives it by no later than 5:00 p.m., New York City time, on the second business day preceding the date of the completion of the mergers (the “Election Deadline”), which date will be publicly announced by the NYSE no less than 5 business days preceding such date. If the NYSE member does not wish to make either the Cash Election or the Stock Election, this Form of Election and Letter of Transmittal does not need to be received by the Exchange Agent prior to the Election Deadline. However, until a NYSE member has properly completed this Form of Election and Letter of Transmittal to surrender his or her NYSE membership, and delivered this Form of Election and Letter of Transmittal to the Exchange Agent, no Merger Consideration will be issued in respect of his or her NYSE membership.

FORM OF ELECTION

AND

LETTER OF TRANSMITTAL

for each membership of

NEW YORK STOCK EXCHANGE, INC.

Please read and follow the accompanying instructions carefully and deliver to:

Wells Fargo Bank, N.A., the Exchange Agent

by mail:	by hand:	by overnight courier:
Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.
Corporate Actions Department	Corporate Actions Department	Corporate Actions Department
P.O. Box 64854	161 North Concord Exchange	161 North Concord Exchange
St. Paul, MN 55164-0854	South St. Paul, MN 55075	South St. Paul, MN 55075

For further information: call the Exchange Agent toll-free at (800) 380-1372

DESCRIPTION OF NYSE MEMBERSHIP SURRENDERED

Please print the name and address of the NYSE member (including zip code) in the blank box below, if not already shown.

Is the NYSE Membership Subject to an A-B-C Agreement (as defined below)? ☐ Yes (See Instruction 3) ☐ No	Is the NYSE Membership Subject to a Subordination Agreement (as defined below)? ☐ Yes (See Instruction 3) ☐ No

DELIVERY OF THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. IF YOU WISH TO MAKE THE CASH ELECTION OR STOCK ELECTION, THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL MUST BE RECEIVED BY THE EXCHANGE AGENT, IN THE FORM DESCRIBED BELOW, PRIOR TO THE ELECTION DEADLINE (AS DEFINED HEREIN). IT IS NOT SUFFICIENT THAT YOU MAIL THE FORM OF ELECTION AND LETTER OF TRANSMITTAL BY THIS DATE.

YOU MUST SIGN THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

THE INSTRUCTIONS ACCOMPANYING THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL IS COMPLETED.

THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL MUST BE SIGNED AND COMPLETED EVEN IF NO ELECTION IS MADE. NO CONSIDERATION FOR THE MERGERS WILL BE PAID OR ISSUED IN RESPECT OF THE NYSE MEMBERSHIP UNLESS THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL HAS BEEN SIGNED, COMPLETED AND PROPERLY DELIVERED.

Pursuant to the Agreement and Plan of Merger, dated as of April 20, 2005, as amended and restated as of July 20, 2005 and as amended as of October 20, 2005 and as of November 2, 2005 (as further amended from time to time, the “Merger Agreement”), by and among the New York Stock Exchange, Inc. (the “NYSE”), Archipelago Holdings, Inc. (“Archipelago”), NYSE Group, Inc. (“NYSE Group”), NYSE Merger Corporation Sub, Inc. (“NYSE Merger Corporation Sub”), NYSE Merger Sub LLC (“NYSE Merger Sub LLC”) and Archipelago Merger Sub, Inc. (“Archipelago Merger Sub”), the undersigned hereby surrenders to the Exchange Agent the undersigned’s membership in the NYSE in exchange for the right to receive (a) $300,000 in cash and (b) 80,177 shares of common stock, par value $0.01 per share, of NYSE Group (“NYSE Group common stock”) ((a) and (b) together, the “Standard NYSE Consideration”) as consideration (the “Merger Consideration”) in the proposed mergers involving the NYSE and Archipelago (the “mergers”). The undersigned acknowledges that, in lieu of the Standard NYSE Consideration, the undersigned has the opportunity to make one (and only one) of the following elections (each, an “Election”) with respect to the Merger Consideration that the undersigned will receive for his or her NYSE membership in the mergers:

•	The Cash Election—As set forth in the Merger Agreement, the Cash Election entitles the undersigned to receive for his or her NYSE membership an amount of cash equal to the sum of (a) $300,000 and (b) the product of 80,177 and the volume weighted average sale price per share of Archipelago common stock, par value $0.01 per share, for the 10 days consecutive trading days ending on the trading day immediately prior to the closing date of the merger (the “Archipelago Pre-Closing Price”), subject to possible proration and allocation in the event that the Cash Election is oversubscribed. The consideration that will be issued if the undersigned makes the Cash Election is referred to as the “Cash Election Consideration.”

•	The Stock Election—As set forth in the Merger Agreement, the Stock Election entitles the undersigned to receive for each NYSE membership a number of shares of NYSE Group common stock equal to the sum of (i) 80,177 and (ii) a number equal to the quotient obtained by dividing $300,000 by the Archipelago Pre-Closing Price, subject to possible proration and allocation in the event that the Stock Election is oversubscribed. The consideration that will be issued if the undersigned makes the Stock Election is referred to as the “Stock Election Consideration.”

If the undersigned does not mark one of the election boxes below (a “Non-Election”), the undersigned (and/or, if applicable, his or her properly designated and eligible distributees) will receive the Standard NYSE Consideration of $300,000 in cash and 80,177 shares of NYSE Group common stock.

The undersigned understands that the Elections are subject to certain terms, conditions and limitations set forth in the Merger Agreement and described in the proxy statement/prospectus (the “Proxy Statement”). A copy of the Merger Agreement is attached as Annex A to the Proxy Statement. These terms, conditions and limitations include, but are not limited to, the fact that the Cash Election and the Stock Election are subject to proration and allocation to ensure that the total amount of cash paid, and the total number of shares of NYSE Group common stock issued, in the mergers to NYSE members or their properly designated and eligible distributees, as a whole, are equal to the total amount of cash and total number of shares of NYSE Group common stock that would have been paid and issued if all NYSE members received the Standard NYSE Consideration. The undersigned acknowledges that a more detailed description of the proration and allocation procedures are described in the Proxy Statement under “The Merger Agreement—Merger Consideration Received by NYSE Members—Proration and Allocation Procedure.” The undersigned acknowledges that it has read the Merger Agreement and the Proxy Statement in their entirety before completing this Form of Election and Letter of Transmittal.

The undersigned understands that the definitive terms pursuant to which the mergers will be effected in accordance with the Merger Agreement, including the amount and form of consideration to be received by NYSE members, the effect of this Form of Election and Letter of Transmittal, and certain conditions to the consummation of the merger, are summarized in the Proxy Statement, and all of those definitive terms and conditions are set forth in full in the Merger Agreement. The undersigned also understands that different tax consequences may be associated with each Election, and the undersigned is aware that the material U.S. federal income tax consequences are summarized in general terms in the Proxy Statement under “The Mergers—Material U.S. Federal Income Tax Consequences.”

The undersigned hereby elects to receive the following consideration in the mergers for his or her NYSE membership:

ELECTION

Check one (and only one) of the boxes below if you wish to make the Cash Election or the Stock Election:

☐  Cash Election

☐  Stock Election

The undersigned may be deemed to have made a Non-Election (and, therefore, will receive the Standard NYSE Consideration for his or her NYSE membership interest) if:

•        none of the above boxes is marked, or more than one of the above boxes are marked;

•        the undersigned fails to follow the instructions on this Form of Election and Letter of Transmittal (including, if applicable, the failure to have the signatories to the A-B-C Agreement or Subordination Agreement to which the NYSE membership may be subject sign this Form of Election and Letter of Transmittal) or otherwise fails to properly make an election; or

•        a completed Form of Election and Letter of Transmittal is not received by the Exchange Agent prior to 5:00 p.m., New York City time, on the second business day preceding the date of the completion of the mergers (which date will be publicly announced by the NYSE no less than 5 business days preceding such date) (the “Election Deadline”).

In order to receive the Merger Consideration, the NYSE member must (a) provide the requested information and sign in the space in the box below labeled “NYSE Member Sign Here”; (b) complete and sign the Substitute Form W-9; and (c) mail or deliver this Form of Election and Letter of Transmittal to the Exchange Agent, at either of the addresses set forth above. In addition, if the undersigned’s NYSE membership is subject to either an A-B-C Agreement (an “A-B-C Agreement”) or a Subordination Agreement, then, in order for this Form of Election and Letter of Transmittal to be complete, each of the parties to such A-B-C Agreement or Subordination Agreement (other than the NYSE member) must provide the requested information and sign in the space in the box below labeled “A-B-C Party or Creditor Sign Here.”

In order for a NYSE member to make the Cash Election or the Stock Election, this Form of Election and Letter of Transmittal must properly be completed (including, if applicable, by each of the parties to such A-B-C Agreement or Subordination Agreement (other than the NYSE member) or an authorized representative of each) and received by the Exchange Agent prior to the Election Deadline. If this Form of Election and Letter of Transmittal is not completed and received by the Exchange Agent pursuant to the instructions herein prior to the Election Deadline, the undersigned will be deemed not to have made the Cash Election or the Stock Election and will be entitled to receive only the Standard NYSE Consideration. The NYSE will notify the Exchange Agent of any extension of the Election Deadline by oral notice (promptly confirmed in writing) or written notice, and will make a press release or other public announcement of that extension prior to 9:00 a.m., New York City time on the next business day following the previously scheduled Election Deadline. Any extension of the Election Deadline will be announced at least 5 business days prior to the new election deadline.

The undersigned hereby acknowledges receipt of the Proxy Statement and agrees that all Elections, instructions and orders in this Form of Election and Letter of Transmittal are subject to the terms and conditions of the Merger Agreement, the Proxy Statement and the instructions applicable to this Form of Election and Letter of Transmittal. The undersigned hereby represents and warrants that the undersigned is, as of the date hereof, and will be, as of the effective time of the mergers, the record holder of the NYSE membership surrendered herewith, with good title to that NYSE membership and full power and authority (a) to sell, assign and transfer that NYSE membership free and clear of all liens, restrictions, charges and encumbrances (other than those contained in the Constitution and Rules of the NYSE) and not subject to any adverse claims and (b) to make the Election indicated herein, except, with respect to (a) and (b), to the extent such power and authority is restricted pursuant to the terms of an A-B-C Agreement or Subordination Agreement approved by the NYSE. The undersigned hereby represents and warrants that the NYSE membership surrendered herewith is not subject to any lease or other agreement, unless such lease or other agreement terminates before or concurrently with the effective time of the mergers. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of that NYSE membership.

The undersigned acknowledges that the mergers will occur through a series of steps, as described in the Proxy Statement under “The Merger Agreement—Structure of the Mergers.” Specifically:

•	NYSE will merge with and into NYSE Merger Corporation Sub, a newly formed, wholly owned subsidiary of NYSE, with NYSE Merger Corporation Sub surviving the merger (the “NYSE Corporation Merger”). In the NYSE Corporation Merger, unless the undersigned makes the Stock Election or the Cash Election, the undersigned’s NYSE membership will be converted into 80,177 shares of NYSE Merger Corporation Sub common stock, plus a share of preferred stock of NYSE Merger Corporation Sub that is mandatorily redeemable for $300,000 in cash per share. Under the terms of the preferred stock and the Merger Agreement, the shares of preferred stock will be automatically redeemed for cash three hours following the completion of the NYSE Corporation Merger. If the Stock Election or the Cash Election is made, the undersigned’s NYSE membership will be converted into the number of shares of NYSE Merger Corporation Sub common stock and shares of preferred stock so that the holder of such shares would receive the consideration for the Stock Election or Cash Election, as described above. Every reference to cash to be received by NYSE members as consideration in the mergers (other than cash in lieu of fractional shares of NYSE Group common stock), including in respect of a Stock Election and a Cash Election, shall be considered to mean the cash received upon the redemption of the shares of preferred stock of NYSE Merger Corporation Sub that will be issued in the NYSE Corporation Merger and redeemed in the manner described above.

•	After the automatic redemption of the NYSE Corporation Merger Sub shares of preferred stock, NYSE Merger Corporation Sub will merge with and into NYSE Merger Sub LLC, a newly formed, wholly owned subsidiary of NYSE Group, with NYSE Merger Sub LLC (to be renamed New York Stock Exchange LLC) surviving the merger (the “NYSE LLC Merger” and together with the NYSE Corporation Merger, the “NYSE Mergers”). In the NYSE LLC Merger, each of the undersigned’s shares of NYSE Merger Corporation Sub common stock will be converted into one share of NYSE Group common stock. The shares of NYSE Group common stock issued in the NYSE LLC Merger will be subject to transfer restrictions described in the Proxy Statement under “The Merger Agreement—Post-Closing Transfer Restrictions.”

•	Concurrently with the NYSE LLC Merger, Archipelago Merger Sub, a wholly owned subsidiary of NYSE Group, will merge with and into Archipelago, with Archipelago surviving the merger (the “Archipelago Merger”). In the Archipelago Merger, each outstanding share of Archipelago common stock will be converted into the right to receive one share of NYSE Group common stock.

The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to:

•	exchange the undersigned’s NYSE membership for shares of NYSE Merger Corporation Sub common stock and shares of preferred stock of NYSE Merger Corporation Sub in the NYSE Corporation Merger;

•	accept the redemption price for the undersigned’s share(s) of preferred stock of NYSE Merger Corporation Sub (including any fractional interest in such share) being $300,000 in cash per share; and

•	exchange the undersigned’s shares of NYSE Merger Corporation Sub common stock issued in the NYSE Corporation Merger for shares of NYSE Group common stock;

in each case, pursuant to and subject to the terms and conditions set forth in the Merger Agreement. The undersigned hereby authorizes and instructs the Exchange Agent to receive on the undersigned’s behalf, in exchange for the undersigned’s NYSE membership, any check and/or any shares of NYSE Merger Corporation Sub common stock, shares of preferred stock of NYSE Merger Corporation Sub or NYSE Group common stock issuable to the undersigned (or, if applicable, to his properly designated and eligible distributees).

Furthermore, the undersigned authorizes the Exchange Agent to follow any instructions provided in, and to rely upon all representations, certifications and instructions contained in, this Form of Election and Letter of Transmittal. All authority conferred or agreed to be conferred in this Form of Election and Letter of Transmittal is binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and is not affected by, and survives, the death or incapacity of the undersigned.

The undersigned acknowledges and agrees that the shares of NYSE Group common stock that will be issued in the NYSE Mergers will be subject to certain restrictions on transfer for a period of time. These transfer restrictions are described in more detail in the Proxy Statement, as well as the Form of Certificate of Incorporation for NYSE Group attached as Annex H to the Proxy Statement.

The undersigned acknowledges that only the record holder of a NYSE membership as of the date of the completion of the mergers may complete this Form of Election and Letter of Transmittal. If the record holder holds a NYSE membership subject to an A-B-C Agreement or Subordination Agreement, the record holder nonetheless must complete this Form of Election and Letter of Transmittal, but in order for this Form of Election and Letter of Transmittal to be complete, each of the parties to such A-B-C Agreement or Subordination Agreement (other than the NYSE member) must provide the requested information and sign in the space in the box below labeled “A-B-C Party or Creditor Sign Here.” If this Form of Election and Letter of Transmittal is properly completed, the record holder has the right to designate that an eligible party or parties other than or in addition to the record holder be the recipient of all or a portion of the stock consideration or cash consideration otherwise payable to the member as Merger Consideration in respect of the NYSE membership. To make such designation, the record holder must properly complete the “Special Issuance Instructions” box below and must ensure that each party to whom Merger Consideration is issued is an eligible distributee (please see Instruction 5 for a list of eligible distributees). Moreover, if a person will not be a NYSE member as of the date of the completion of the merger (because, for example, such person intends to transfer his or her NYSE membership to another person prior to the completion of the mergers), then such first person should not complete this Form of Election and Letter of Transmittal and should instead forward this Form of Election and Letter of Transmittal to the transferee of such NYSE membership. If a person makes an Election in respect of his or her NYSE membership, but then subsequently transfers his or her NYSE membership so that such person is not the holder of such NYSE membership as of the completion of the mergers, then the NYSE has the right to declare such Election invalid. Any NYSE member as of the completion of the mergers (including any transferee of a NYSE membership after the Election Deadline) who does not make a valid Election prior to the Election Deadline or whose Election is invalid shall receive the Standard NYSE Consideration in respect of his or her NYSE membership.

Completing and returning this Form of Election and Letter of Transmittal does not have the effect of casting a vote with respect to adoption of the Merger Agreement and approval of the related transactions at the NYSE special meeting of members.

Special Issuance Instructions

(see Instructions 4 – 5)

To be completed ONLY if the check is to be made payable to, and/or the NYSE Group common stock is to be issued in the name of, an eligible person or persons other than or in addition to the NYSE member as stated in the records of the NYSE or the name of the NYSE member needs to be corrected or changed. The NYSE member may use the boxes below to instruct the Exchange Agent to issue a portion of the stock consideration and/or a portion of the cash consideration that comprises the Merger Consideration to each of up to three eligible distributees, and may attach additional sheets for additional eligible distributees. Only distributees who meet the eligibility criteria set forth in Instruction 5 may be issued merger consideration pursuant to these Special Issuance Instructions. If the NYSE member wishes a portion of the stock consideration or cash consideration to be issued to him or herself in addition to one or more eligible distributees, the NYSE member must enter his or her own name and information in one of the boxes below in addition to that of his or her eligible distributees. The “Percent of Cash Consideration” column and the “Percent of Stock Consideration” column must each be completed so that each column contains percentages that add to 100% (including percentages, if any, included on additional sheets relating to additional distributees), or this Form of Election and Letter of Transmittal may be considered invalid. Both columns must be completed regardless of whether you make the Stock Election, the Cash Election or no election, as possible proration and allocation may result in the Merger Consideration comprising both stock and cash regardless of your election. A blank in any of the spaces marked for percentages in the boxes below will be interpreted as a zero. No fractional shares or cents will be issued to any designee. Instead, all such fractional shares that otherwise would be paid to any distributee shall be issued and paid to the first person that you designate below as a distributee of stock consideration, and all such fractional cents that otherwise would be paid to any distributee shall be issued and paid to the first person that you designate below as a distributee of cash consideration. Please note that Instruction 5 describes special requirements for joint, custodial or trust account registrations, and all the instructions should be read fully prior to completing this form.

Percent of Cash Consideration	Percent of Stock Consideration	Distributee Information
percent	percent	Name: (please print) Address: (City, State, Zip Code (Intl: Province, Postal Code)) Taxpayer Identification Number: (Also complete Substitute Form W-9 if a U.S. person. See Instruction 6.)
percent	percent	Name: (please print) Address: (City, State, Zip Code (Intl: Province, Postal Code)) Taxpayer Identification Number: (Also complete Substitute Form W-9 if a U.S. person. See Instruction 6.)
percent	percent	Name: (please print) Address: (City, State, Zip Code (Intl: Province, Postal Code)) Taxpayer Identification Number: (Also complete Substitute Form W-9 if a U.S. person. See Instruction 6.)

Please attach additional sheets if necessary, but the NYSE reserves the right not to issue Merger Consideration to a quantity of distributees it determines to be excessive.

Special Delivery Instructions

(see Instructions 4 - 5)

To be completed ONLY if the check is to be made payable to, and/or the NYSE Group common stock is to be issued in the name of, only the NYSE member as stated in the records of the NYSE, but are to be sent to another person or to an address other than as set forth beneath the NYSE member’s signature on this Form of Election and Letter of Transmittal.

Check or statement for NYSE Group common stock to be delivered to:*

Name:

(please print)

Address:

(City, State, Zip Code (Intl: Province, Postal Code))

*Please attach additional sheets if necessary.

NYSE Members Sign Here

(see Instructions 4-5)

(also complete Substitute Form W-9 below)

A check or statement for NYSE Group common stock will be issued only in the name of the person submitting this Form of Election and Letter of Transmittal and will be mailed to the address set forth on the first page of this Form of Election and Letter of Transmittal unless the Special Delivery or Special Issuance Instructions are completed.

(Signature of NYSE Member)

Dated:                     , 200

Taxpayer Identification Number

If signature is by a person other than the current NYSE member and in the capacity of, executor, administrator, guardian, attorney-in-fact, or any other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 4.

Name:

(please print)

Capacity:

Address:

(City, State, Zip Code (Intl: Province, Postal Code))

Daytime Telephone Number: (      )

SIGNATURE GUARANTEE

(Required only in cases specified in Instruction 5)

The undersigned hereby guarantees the signature of the NYSE member which appears on this Letter of Transmittal and Form of Election.

Date:

(Name of Eligible Institution Issuing Guarantee)

(Fix Medallion Stamp Above)

A-B-C Party or Creditor Sign Here

(see Instructions 3-4)

The NYSE membership is subject to:

☐  A-B-C Agreement

☐  Subordination Agreement

Name of A-B-C Party/Creditor:

(please print)

Address:

(include zip code)

Taxpayer Identification Number

Daytime Telephone Number: (      )

(Signature(s) of A-B-C Party or Creditor

or Authorized Representative Thereof)

Dated:                     , 200

If signature is by a person other than the A-B-C Party or Creditor and in the capacity of trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 4.

Name:

        (please print)

Capacity:

Address:

(City, State, Zip Code (Intl: Province, Postal Code))

*Please attach additional sheets if necessary.

THE SUBSTITUTE FORM W-9 BELOW MUST BE COMPLETED AND SIGNED. Please provide your social security number or other taxpayer identification number (“TIN”) and certify that you are not subject to backup withholding.

Substitute Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for TIN and Certification
Name
Please check the appropriate box indicating your status: ☐ Individual/Sole Proprietor; ☐ Corporation; ☐ Partnership; ☐ Other ....................	☐ Exempt from backup withholding
Address (number, street, and apt. or suite no.)
City, state, and ZIP code

Part I	TIN
PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT. For most individuals, this is your social security number. If you do not have a number, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. If you are awaiting a TIN, write “Applied For” in this Part I and complete the “Certificate Of Awaiting Taxpayer Identification Number” below.
Social Security Number
OR

Employer Identification Number

Part II	Certification

Under penalties of perjury, I certify that:

(1)    the number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here	Signature of U.S. person ➢	Date ➢

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGERS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE

“APPLIED FOR”

INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

Sign Here	Signature of U.S. person ➢	Date ➢

INSTRUCTIONS

This Form of Election and Letter of Transmittal is to be completed and submitted to the Exchange Agent prior to the Election Deadline by those NYSE members desiring to make either the Cash Election or the Stock Election. NYSE members who do not complete and submit this Form of Election and Letter of Transmittal prior to the Election Deadline cannot make the Cash Election or the Stock Election. Instead, they will receive the Standard NYSE Consideration for their NYSE membership once this Form of Election and Letter of Transmittal is validly completed and submitted to the Exchange Agent.

This Form of Election and Letter of Transmittal is also to be used as a letter of transmittal to surrender NYSE memberships to be exchanged for the Merger Consideration and to direct the Exchange Agent as to the proper disposition of the Merger Consideration issued in respect of the surrendered NYSE memberships. Until a NYSE member has properly completed this Form of Election and Letter of Transmittal to surrender his or her NYSE membership, and delivered this Form of Election and Letter of Transmittal to the Exchange Agent, no Merger Consideration will be issued in respect of his or her NYSE membership. No interest will accrue on the cash portion of the Merger Consideration or any cash in lieu of fractional shares of NYSE Group common stock. NYSE members or their properly designated and eligible distributees receiving Merger Consideration in the form of shares of NYSE Group common stock will be entitled to any dividends or other distributions with respect to NYSE Group common stock that have a record date and are paid after the completion of the mergers. Questions and requests for information or assistance relating to this Form of Election and Letter of Transmittal should be directed to Wells Fargo Bank, N.A., as Exchange Agent, at (800) 380-1372.

1.            Time in Which to Make an Election. For an Election to be validly made with respect to a NYSE membership, the Exchange Agent must receive, at either of the addresses set forth on the front of this Form of Election and Letter of Transmittal, prior to the Election Deadline, this Form of Election and Letter of Transmittal, properly completed and executed. Any NYSE member whose Form of Election and Letter of Transmittal is not so received will be deemed to have made a Non-Election and will be entitled to receive the Standard NYSE Election for his or her NYSE membership in the mergers.

2.            Change or Revocation of Election. Any NYSE member who has made an Election by submitting a Form of Election and Letter of Transmittal to the Exchange Agent may at any time prior to the Election Deadline change that member’s Election by submitting to the Exchange Agent a revised Form of Election and Letter of Transmittal, properly completed and signed, that is received by the Exchange Agent prior to the Election Deadline. Any NYSE member may at any time prior to the Election Deadline revoke the Election by written notice to the Exchange Agent received prior to the Election Deadline. However, if the NYSE membership to which such revocation relates is subject to either an A-B-C Agreement or a Subordination Agreement, then, in order for the election to be revoked or changed, the written notice must be signed by the member and by each other party to such A-B-C Agreement or Subordination Agreement. After the Election Deadline, a NYSE member may not change his or her Election.

3.            A-B-C Parties; Creditors. Only the record holder of a NYSE membership may complete this Form of Election and Letter of Transmittal. If a NYSE membership is subject to either an A-B-C Agreement or a Subordination Agreement, then the record holder nonetheless must complete this Form of Election and Letter of Transmittal, but in order for this Form of Election and Letter of Transmittal to be complete, each party to such A-B-C Agreement or Subordination Agreement (other than the NYSE member) must provide the requested information and sign in the space in the box labeled “A-B-C Party or Creditor Sign Here.” If this Form of Election and Letter of Transmittal is properly completed, the record holder has the right to designate that a party or parties other than or in addition to the NYSE member be the recipient(s) of the Merger Consideration in respect of such holder’s NYSE membership, so long as each such party meets the eligibility criteria set forth in Instruction 5. To make such designation, the record holder should complete the “Special Issuance Instructions” box and obtain the guarantee of signature described in Instruction 5. Moreover, if a person will not be a NYSE member as of the date of the completion of the mergers (because, for example, such person initiates a transfer of his or her NYSE membership to another person prior to the completion of the merger), then such first person should not complete this Form of Election and Letter of Transmittal and should instead forward this Form of Election and Letter of Transmittal to the transferee of such NYSE membership. If a person makes an Election in respect of his or her NYSE membership, but then subsequently transfers his or her NYSE membership so that such person is not the holder of such NYSE membership as of the completion of the mergers, then the NYSE has the right to declare such Election invalid. Any NYSE member as of the completion of the mergers (including any transferee of a NYSE membership after the Election Deadline) who does not make a valid Election prior to the Election Deadline or whose Election is invalid shall receive the Standard NYSE Consideration in respect of his or her NYSE membership.

4.             Signatures on Form of Election and Letter of Transmittal.

(a)            If this Form of Election and Letter of Transmittal is signed by the NYSE member without any alteration, variation, correction or change in the name of the NYSE member, the signature must correspond exactly with the name stated in the records of the NYSE without any change whatsoever. In the event that the name of the member needs to be corrected or has changed (by marriage or otherwise), see Instruction 5. If the box entitled “Special Issuance Instructions” has been completed, the signature of the NYSE member must be guaranteed in the manner described in Instruction 5.

(b)            If any NYSE memberships are held subject to an A-B-C Agreement or a Subordination Agreement, each party to such A-B-C Agreement or Subordination Agreement (other than the NYSE member) must provide the requested information and sign in the space in the box below labeled “A-B-C Party or Creditor Sign Here.” If any NYSE memberships are held subject to an A-B-C Agreement or Subordination Agreement and this Form of Election and Letter of Transmittal is signed by a person other than each party to the A-B-C Agreement or Subordination Agreement (other than the NYSE member) and the signer is acting in the capacity of trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person must so indicate when signing and must submit proper evidence satisfactory to the Exchange Agent of authority to so act.

(c)            A separate Form of Election and Letter of Transmittal must be submitted for each NYSE membership.

(d)            If this Form of Election and Letter of Transmittal is signed by a person other than the NYSE member and the signer is acting in the capacity of trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person must so indicate when signing and must submit proper evidence satisfactory to the Exchange Agent of authority to so act.

5.            Special Issuance and Delivery Instructions; Guarantee of Member’s Signature.

(a)            Unless instructions to the contrary are given in the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions,” the shares of NYSE Group common stock and/or the check to be distributed upon the mergers pursuant to this Form of Election and Letter of Transmittal will be issued in the name and mailed to the address of the NYSE member set forth in the box entitled “Description of NYSE Membership Surrendered.” If the shares of NYSE Group common stock and/or check are to be issued in the name of an eligible person or persons other than or in addition to the NYSE member or if the name of the NYSE member needs to be corrected or changed (by marriage or otherwise), the box entitled “Special Issuance Instructions” must be completed and the NYSE member’s signature on this Form of Election, and Letter of Transmittal must be guaranteed as explained in Instruction 5(b) below. The NYSE member may only designate eligible distributees to be recipients of Merger Consideration. The following are the only eligible distributees:

•	if the NYSE member’s NYSE membership is subject to an A-B-C Agreement or Subordination Agreement, any party to such agreement;

•	any entity of which the NYSE member owns all of the voting and equity interest;

•	any of the NYSE member’s family members (which includes the NYSE member’s spouse, domestic partner, children, stepchildren, brothers, sisters, grandchildren, parents, parents-in-law, grandparents, uncles, aunts, nephews and nieces); and

•	any trust solely for the benefit of the NYSE member or the NYSE member’s family members.

Each distributee who receives shares of NYSE Group common stock will be subject to the transfer and other restrictions that apply to the shares of NYSE Group common stock. In addition, with respect to certain distributees listed in the box entitled “Special Issuance Instructions,” additional documents must be included with this Form of Election and Letter of Transmittal: joint registrations must include the form of tenancy, custodial registrations must include the name of the custodian (only one), and trust account registrations must include the names of all current acting trustees and the date of the trust agreement. If the shares of NYSE Group common stock and/or check are to be issued to the NYSE member but delivered to a person other than the NYSE member or to the NYSE member at an address other than that shown in the box entitled “Description of NYSE Membership Surrendered,” the box entitled “Special Delivery Instructions” must be completed.

(b)            If the Merger Consideration is to be paid to the NYSE member, the member’s signature on this Form of Election and Letter of Transmittal need not be guaranteed. If the “Special Issuance Instructions” box has been completed so that the payment of the Merger Consideration is to be made to an eligible person or persons other than or in addition to the NYSE member, the NYSE member’s signature on this Form of Election and Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent’s Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program. A Medallion Guarantee is a stamp which may be obtained at such an institution. Public notaries cannot execute acceptable guarantees of signatures.

6.            Important Information Regarding Backup Withholding. Under the U.S. federal income tax laws, a NYSE member whose NYSE membership is surrendered for payment (or any other payee) is required by law to provide the Exchange Agent with such member’s (or other payee’s) correct taxpayer identification number (“TIN”) on Substitute Form W-9 in this Letter of Transmittal and certify, under penalties of perjury, that such TIN is correct, that such member (or other payee) is not subject to backup withholding and that such member (or other payee) is a U.S. person. If a surrendering NYSE member (or other payee) has been notified by the Internal Revenue Service (“IRS”) that such member (or other payee) is subject to backup withholding, such member (or other payee) must cross out item (2) of the Certification in Part II of the Substitute Form W-9, unless such member (or other payee) has since been notified by the IRS that such member (or other payee) is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the NYSE member (or other payee) to 28% U.S. federal income tax withholding on any payments made pursuant to the mergers. If a surrendering NYSE member (or other payee) has not been issued a TIN and has applied for one or intends to apply for one in the near future, such member (or other payee) should write “Applied For” in the space provided for in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9, and complete the additional Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 28% on all payments thereafter to such member (or other payee) until a TIN is provided to the Exchange Agent.

If the Exchange Agent is not provided with the correct TIN, the NYSE member (or other payee) may be subject to a penalty imposed by the IRS. Certain members (or other payees), including, among others, all corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements. In order for a non-U.S. individual to prevent backup withholding, such individual must submit an appropriate Form W-8, signed under penalties of perjury, attesting to such individual’s exempt status. Such forms can be obtained from the Exchange Agent at either of the addresses set forth on the front of this Form of Election and Letter of Transmittal. For further information concerning backup withholding and instructions for completing the Substitute Form W-9, including how to obtain a TIN if you do not have one, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

If backup withholding applies, the Exchange Agent is required to withhold 28% of the amount of any payments made pursuant to the mergers. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS.

7.            Inadequate Space. If there is inadequate space to complete any box or to sign this Form of Election and Letter of Transmittal, the information or signatures required to be provided must be set forth on additional sheets substantially in the form of the corresponding portion of this Form of Election and Letter of Transmittal and attached to this Form of Election and Letter of Transmittal.

8.            Method of Delivery. The method of delivery of all documents is at the option and risk of the NYSE member. If delivery is by mail, the use of trackable mail is strongly recommended. A return envelope is enclosed. It is suggested that this Form of Election and Letter of Transmittal be hand delivered or mailed to the Exchange Agent as soon as possible. Delivery of the documents will be deemed effective, and risk of loss and title with respect thereto will pass, only when materials are actually received by the Exchange Agent.

9.            Payment Will be Made by a Single Check; Record of Share Ownership. Normally, with respect to cash consideration, a single check will be issued. If a NYSE member wishes more than one check to be issued in connection with the payment of Merger Consideration to multiple parties, the box entitled “Special Issuance Instructions” must properly be completed. In the case of stock consideration, NYSE Group reserves the right to issue all shares of NYSE Group common stock in uncertificated form, in which case the ownership of such shares will be recorded in the books and records of NYSE Group.

10.            Non-Consummation of Mergers. Consummation of the mergers is subject to the required approval of the NYSE members and the Archipelago stockholders, the receipt of all required regulatory approvals and to the satisfaction of certain other conditions, in each case, as set forth in the Merger Agreement. No payments related to the mergers will be made prior to the consummation of the mergers, and no payments will be made to members if the Merger Agreement is terminated. If the Merger Agreement is terminated, all Elections will be void and of no effect.

11.            Voting Rights and Distributions. NYSE members will continue to have the right to vote and to receive any distributions paid with respect to their NYSE member interests until the mergers becomes effective.

12.            Construction. All Elections will be considered in accordance with the terms and conditions of the Merger Agreement.

All questions with respect to the Form of Election and Letter of Transmittal (including, without limitation, questions relating to the timeliness, effectiveness or revocation of any election) will be resolved by the NYSE in its sole discretion and such resolution will be final and binding.

With the consent of the NYSE, the Exchange Agent may (but is not required to) waive any immaterial defects or variances in the manner in which the Form of Election and Letter of Transmittal has been completed and submitted so long as the intent of the NYSE member submitting the Form of Election and Letter of Transmittal is reasonably clear. Neither the Exchange Agent nor the NYSE is under any obligation to provide notification of any defects, nor shall the Exchange Agent or the NYSE be liable for any failure to give any such notification. The NYSE also reserves the right not to distribute Merger Consideration to the NYSE member’s distributees listed pursuant to the “Special Issuance Instructions”, if the NYSE in its discretion determines that the number of such distributees is excessive.

13.            Miscellaneous. No fraction of a share of NYSE Group common stock will be issued in the mergers. In lieu of fractional shares, the aggregate fractional shares that the NYSE members and Archipelago stockholders would otherwise have received will be sold by the Exchange Agent on behalf of the NYSE members and Archipelago stockholders, and each NYSE member or Archipelago stockholder will receive cash in an amount equal to the member’s or stockholder’s proportional interest in the net proceeds of the sale.

Completing and returning this Form of Election and Letter of Transmittal does not have the effect of casting a vote with respect to approval and adoption of the Merger Agreement at the special meeting of NYSE members. To vote on the mergers, please consult the Proxy Statement.

14.            Questions and Requests for Information or Additional Copies of this Form. Questions and requests for information or assistance relating to this Form of Election and Letter of Transmittal, or for additional copies of this Form of Election and Letter of Transmittal, should be directed to Wells Fargo Bank, N.A., as Exchange Agent, at (800) 380-1372.

15.            Additional Copies of Proxy Statement. Additional copies of the Proxy Statement may be obtained from Mackenzie Partners, Inc. by calling them at (800) 322-2885.

GUIDELINES FOR CERTIFICATION OF

TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:	Give the name and social security number of—	For this type of account:	Give the name and employer identification number of—

1. Individual

2. Two or more individuals (joint account)

3. Custodian account of a minor (Uniform Gift to Minors Act)

4. a. The usual revocable savings trust (grantor is also trustee)

    b. So-called trust account that
is
not a legal or valid trust under state law

5. Sole proprietorship or single-owner LLC

The individual The actual owner of the account or, if combined funds, the first individual on the account[1] The minor[2] The grantor-trustee[1] The actual owner[1] The owner[3]

6. Sole proprietorship or single-member LLC

7. A valid trust, estate, or pension trust

8. Corporate or LLC electing corporate status on Form 8832

9. Association, club, religious, charitable, educational, or other tax-exempt organization

10.    Partnership or multi-member LLC

11.    A broker or registered nominee

12.    Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments

The owner[3] The legal entity[4] The corporation The organization The partnership The broker or nominee The public entity

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s Social Security number.

[3]	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your Social Security number or your employer identification number (if you have one).

[4]	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If	no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF

TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number, apply for one immediately. To apply for a Social Security number, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for a taxpayer identification number, or Form SS-4, Application for Employer Identification Number, to apply for an employer identification number. You can get Forms W-7 and SS-4 from the IRS by calling 1 (800) TAX-FORM, or from the IRS Web Site at www.irs.gov.

Payees Exempt From Backup Withholding

Payees specifically exempted from backup withholding include:

1.    An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

2.    The United States or any of its agencies or instrumentalities.

3.    A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

4.    A foreign government or any of its political subdivisions, agencies or instrumentalities.

5.    An international organization or any of its agencies or instrumentalities.

Payees that may be exempt from backup withholding include:

6.    A corporation.

7.    A foreign central bank of issue.

8.    A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

9.    A futures commission merchant registered with the Commodity Futures Trading Commission.

10.    A real estate investment trust.

11.    An entity registered at all times during the tax year under the Investment Company Act of 1940.

12.    A common trust fund operated by a bank under Section 584(a).

13.    A financial institution.

14.    A middleman known in the investment community as a nominee or custodian.

15.    A trust exempt from tax under Section 664 or described in Section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

If the payment is for...	THEN the payment is exempt for...
Interest and dividend payments	All exempt recipients except for 9
Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Exempt payees should complete a substitute Form W-9 to avoid possible erroneous backup withholding.

Furnish your taxpayer identification number, check the appropriate box for your status, check the “Exempt from backup withholding” box, sign and date the form and return it to the payer. Foreign payees who are not subject to backup withholding should complete an appropriate Form W-8 and return it to the payer.

Privacy Act Notice. Section 6109 requires you to provide your correct taxpayer identification number to payers who must file information returns with the IRS to report interest, dividends, and certain other income paid to you to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return and may also provide this information to various government agencies for tax enforcement or litigation purposes and to cities, states, and the District of Columbia to carry out their tax laws, and may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE